                         NOTICE OF GUARANTEED DELIVERY
                    FOR TENDER OF SHARES OF COMMON STOCK OF
             DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a shareholder's certificates for shares of Common Stock, par value $0.01 (the "Shares") of Delaware Group Global Dividend and Income Fund, Inc. (the "Fund"), are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, June 29, 2000, or such later date to which the Offer is extended (the "Expiration Date"). Such form may be delivered by hand, mail, telegram, telex or facsimile transmission to the Depositary, and must be received by the Depositary on or before the Expiration Date. See Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase dated June 1, 2000.

The Depositary: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

Facsimile Copy Number: (201) 296-4293
Confirm by Telephone: (201) 296-4860
For Further Information Call: (888) 235-9839

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                                By Express Mail or
By First Class Mail:            Overnight Courier:             By Hand:
--------------------            ------------------             --------
Post Office Box 3301            85 Challenger Road             120 Broadway -- 13th Floor
South Hackensack, NJ 07606      Mail Drop Reorg. Dept.         New York, NY 10271
Attn: Reorganization Dept.      Ridgefield Park, NJ 07660      Attn: Reorganization Dept.
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        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
       ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Fund, upon the terms and subject to the conditions set forth in its Offer to Purchase, dated June 1, 2000 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the Guaranteed Delivery Procedure set forth in Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase.
================================================================================

Number of Shares Tendered: ____________________________

Certificate Nos. (if available):

____________________________________________

____________________________________________

If Shares will be tendered by book-entry transfer, check box:

[ ] The Depository Trust Company

Account Number: ___________________________________

Name(s) of Registered Holder(s):

____________________________________________

____________________________________________

Address:____________________________________


        ____________________________________
        City          State        Zip Code

Area Code and Telephone Number:_________________________


Taxpayer Identification (Social Security) Number:_______________________________

The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

[ ] Yes  [ ] No

(Note: If yes is not checked, any such uncertificated Shares will not be tendered.)

____________________________________________

____________________________________________
Signature(s)

Dated: ________________________________, 2000

================================================================================

GUARANTEE

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer or tender of Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal or facsimile thereof (or, in the case of book-entry transfer, an Agent's Message, as defined in the Fund's Offer to Purchase under Section 2, "Procedure for Tendering Shares") with any required signature guarantees (ii) the aggregate amount of the service fee payable in respect of the Shares tendered hereby and (iii) any other required documents, within three business days after the execution of this Notice of Guaranteed Delivery, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.



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
Name of Firm:___________________________         ____________________________________
                                                 (AUTHORIZED SIGNATURE)

Address:________________________________         Name:_______________________________
                                                    (PLEASE PRINT)

________________________________________         Title:______________________________
City State Zip Code

Area Code and Tel. No.__________________         Dated:______________________________
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      DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. ANY SHARE CERTIFICATES
                  MUST BE SENT WITH THE LETTER OF TRANSMITTAL.